CURRENT REPORT FOR ISSUERS SUBJECT TO THE

1934 ACT REPORTING REQUIREMENTS

FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

November 21, 2018

Date of Report

(Date of Earliest Event Reported)

VERTICAL COMPUTER SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-28685	65-0393635
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 West Renner Road, Suite 200, Richardson, Texas 75082

(Address of principal executive offices (zip code))

(972) 437-5200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Vertical Computer Systems, Inc. (the “Company”) hereby is providing notice that the Company is changing the proposed date of its annual meeting of Stockholders. In lieu of holding the annual meeting of stockholders in mid-January 2019, the Company will conduct its 2019 Annual Meeting of stockholders on Wednesday, April 24, 2019 at 11 a.m. CDT in Richardson, Texas. The proxy statement containing the meeting details and admission procedures is expected to be available no later than the third week in March 2019 to shareholders of record as of February 26, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vertical Computer Systems, Inc.
(Registrant)

Date: November 21, 2018	By:	/s/ Richard Wade
Richard Wade
President/CEO